EARNING
INCOME IN
DEVELOPING
ECONOMIES
GT GLOBAL
HIGH INCOME
FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS
The G.T. Global High Income Fund primarily seeks high current income and, secondarily, capital appreciation. The Fund invests primarily in debt securities from emerging markets around the world.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was 2.81% for Class A shares (-2.07% including the maximum 4.75% sales charge). Total return for Class B shares was 2.07% (-2.59% including the maximum effect of the 5% contingent deferred sales charge). Total return for the J.P. Morgan EMBI (Brady)(1) was 8.01%. The index is not available for investment and does not include the effects of sales charges and professional management fees. For additional information, please see page 6.
The Fund's underperformance relative to the index is primarily a result of defensive measures we implemented. While we believed our relatively high cash position was the correct strategy at the time to shield the Fund from volatility resulting from the Mexican devaluation, our cash position hindered the Fund from benefitting from the turnaround experienced in emerging market bond markets in March. Over the last six months of the period, the Fund recovered a significant portion of its losses and performed almost in line with the index.
MARKET REVIEW
Looking back, it is evident that most of the decline in emerging markets has been triggered by events that, in most cases, have had modest or no bearing on the underlying fundamental values. Episodes in Mexico such as the Chiapas unrest, the assassination of presidential candidate Colosio and the assassination of political leader Ruiz Massieu were definitely reasons for concern, but did not justify the severe loss of confidence and the dramatic correction experienced by emerging market securities in reaction to these events. Much more relevant was the hike in interest rates by the U.S. Federal Reserve (the Fed) on February 4, 1994, and the devaluation of the Mexican peso on December 20, 1994.

------------------
(1) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested dividends and is measured in U.S. dollars. The Fund has changed benchmarks from indices provided by Salomon Brothers to indices provided by J.P. Morgan. Because the J.P. Morgan indices use weightings based on liquidity, we consider them a better reflection of the investment opportunities.

The Fed's move set off a series of interest rate hikes that continued to July 1995, provoking a generalized selloff of fixed income securities on a global basis and resulted in sharply higher global yields. In any case, 20 months later, U.S. as well as global interest rates have been trending down and appear set to continue their decline into the foreseeable future.

The Mexican peso devaluation was more worrisome, however, as it put into question the credibility of the Mexican authorities and their capacity and willingness to face serious imbalances, such as a ballooning external trade deficit, without resorting to inflationary measures. Because Mexico had become the benchmark of emerging markets, the credibility issue spilled over into all emerging market stock and bond markets.

Less than six months into the crisis, volatility abated. By the end of October, the bond market recovered substantially all the losses suffered in response to the Mexican devaluation. To be sure, some remnants of the crisis remain, such as recessions in Mexico and Argentina. However, there is also increased awareness of the commitment of these economies to continue to implement sound policies despite recent adversities.

PORTFOLIO STRATEGY
During the first several months following the Mexican crisis, we reduced our allocation to emerging markets and moved the portfolio's assets into more liquid instruments. Within Mexico, in anticipation of a possible further devaluation, we reallocated assets into dollar-denominated short-term treasury bills (tesobonos) from peso-denominated cetes. We also aggressively diversified geographically and, in particular, increased our position in eastern Europe. Over the last nine months, the move proved to be correct as the Fund was able to capture gains in eastern Europe from a tightening spread over U.S. treasuries from 1,050 to 770 basis points (100 basis points, or bp, equal one percentage point).

Since the beginning of October, we have begun to reallocate more credit risk from eastern Europe back into Latin America. We feel the bearish tone that has predominated in Latin America is now reflected in the spread, which has increased from roughly 830 bp before the Mexican devaluation in December 1994 to 1,300 bp at the end of October. Within Latin America, as these countries have proved their willingness and ability to implement decisive economic reforms, we have moved into more aggressive, non-collateralized instruments. Additionally, we've moved back into cetes out of tesobonos based on the attractive real interest rates and our belief that a further substantial drop in the peso from its already weak position is unlikely.

OUTLOOK
While emerging markets have been unquestionably volatile and economic activity may be lower than expected a year ago, we believe they continue to provide considerable value and good growth potential, especially in light of an easing global interest rate environment. The Mexican crisis actually contributed to adjusting the overvalued currencies existing in some emerging economies, while at the same time reinforcing the need for vigilant policy on growth and inflation.

Our view toward the Latin American region is improving. The tight monetary and fiscal policies implemented in the aftermath of the Mexican crisis have already produced the expected results, leaving room for a more accommodative policy stance.

We believe this year's declines in Latin America will most likely be offset in part by eastern and central Europe, which are enjoying their strongest growth in the last three years. Monetary policy may also be relaxed in Bulgaria, the Czech Republic and Hungary if stability persists. If, as expected, Russia bottoms at current levels, the growth potential for this group of countries could exceed 6% in 1995 versus a 0.2% decline in 1994. Last but not least, we will continue to diversify by investing in emerging Asian markets, which have historically provided stable returns and high growth rates spurred by high export growth.

GARY KREPS                              SIMON NOCERA
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL FIXED INCOME INVESTMENTS         SAN FRANCISCO
SAN FRANCISCO

                                                          NOVEMBER 20, 1995

G.T. GLOBAL HIGH INCOME FUND

KEY MARKETS*

ARGENTINA
Apart from Mexico, Argentina has experienced the most severe and long-term effects from the Mexican peso crisis. GDP is expected to contract by some 1.6% this year and political uncertainties continue to depress the economy. Although the Mexican peso devaluation appears to have ceased influencing the value of the Argentine peso, its effects can still be detected in interest rates. Despite declining inflation in Argentina, interest rates are still one to two percentage points higher than before the Mexican devaluation. They have been kept high by bankers' reluctance to lend to companies adversely affected by the recession and the resultant outflow of deposits triggered by the Mexican devaluation.

While high interest rates severely worsened the recession, which was already in progress prior to the crisis, the Mexican debacle has ultimately led to a turnaround in Argentina's trade account. The resulting US$500 million trade surplus was in large part attributable both to Brazil's newfound enthusiasm for imports, thanks to a stable currency and the ensuing economic boom, and to competitive pricing and higher primary commodity prices. It is our view that Argentina still has fundamental value though its risk is substantial enough to underweight its position in the portfolio.

BRAZIL
Brazil celebrated its first anniversary of stable currency but continued to be plagued by serious issues. Its traditional ebullience was inhibited by concerns over the budget and trade deficit, inflation, a crisis in banking and the slow progress of constitutional reform. On the positive side, the Brazilian economy has been growing at a rapid rate (though there are signs of a slowdown), inflation has plunged from several thousand percent a year to less than 30%, unemployment has fallen to its lowest point in a decade, and foreign investment has surged.

It would appear, however, that despite these major gains, considerable risk remains that President Cardoso may not be able to pass Social Security and fiscal reforms, thereby leaving the prospects for a low-inflation, high-growth economy at risk. The current level of Brazilian securities, particularly Brady bonds, in our view, seems to have already priced in this risk, resulting in minimal downside risk. On the other hand, if these reforms are passed within the next few months, we anticipate Brazilian bonds should rally sharply.

--------------
* The Fund may or may not continue to hold securities from these countries.

MEXICO
As expected, the Mexican economy has contracted sharply in reaction to the austere monetary and fiscal measures implemented by the authorities in the wake of the crisis. Third quarter GDP fell by 9.6% from the same period in 1994, though GDP rose 1% to 2% on a quarter-to-quarter basis. The contraction has been broad based, with construction experiencing by far the largest decline. Mexico continues to suffer from the persistent fragility of the banking system, which has been further exacerbated by the sharp decline in economic activity and the social consequences of high unemployment and declining real wages.

Despite this, the government's policy mix has actually been admirable thus far, highlighted by a remarkable turnaround in the external sector. The balance of trade has benefited most from the reform process, and is estimated to add about 9% to domestic growth this year. In light of the comfortable real premium on domestic interest rates and the significant spread of Mexican Brady bonds over U.S. Treasuries, we would argue that the risk/reward environment is certainly attractive.

POLAND
In June of this year, Poland, another market that had suffered from the events in Mexico, saw its reform process fully rewarded. It became the first Brady bond country to receive a Moody's investment grade rating. GDP growth has made impressive strides, from -7% in 1990 to close to 6% forecasted for 1995. This was built on both investment (foreign investment flows were particularly strong throughout the first half of the year) and external demand growth. Nonetheless, as the Polish currency, the zloty, continued to appreciate, imports surged and the trade account widened. Inflation and high unemployment are still to be dealt with. However, Poland remains our core eastern European holding.

G.T. GLOBAL HIGH INCOME FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MONTH     G.T. GLOBAL HIGH INCOME FUND      JP MORGAN EMERGING MARKETS BRADY BOND INDEX     SALOMON BRADY BOND INDEX
10/22/92                             9,525                                           10,000                       10,000
10/31/92                             9,525                                           10,105                       10,101
11/30/92                             9,508                                            9,970                        9,887
12/31/92                             9,684                                           10,209                       10,108
01/31/93                             9,743                                           10,316                       10,189
02/28/93                             9,991                                           10,451                       10,305
03/31/93                            10,645                                           10,996                       10,868
04/30/93                            10,887                                           11,217                       11,107
05/31/93                            11,283                                           11,598                       11,493
06/30/93                            11,747                                           12,003                       11,872
07/31/93                            12,290                                           12,504                       12,383
08/31/93                            12,596                                           12,755                       12,601
09/30/93                            12,723                                           12,922                       12,776
10/31/93                            13,681                                           14,011                       13,870
11/30/93                            13,848                                           13,871                       13,694
12/31/93                            14,678                                           14,718                       14,543
01/31/94                            14,895                                           14,758                       14,586
02/28/94                            13,615                                           13,530                       13,386
03/31/94                            11,578                                           11,982                       11,768
04/30/94                            11,413                                           11,988                       11,767
05/31/94                            12,236                                           12,815                       12,416
06/30/94                            11,722                                           11,783                       11,590
07/31/94                            11,930                                           12,073                       11,935
08/31/94                            12,640                                           12,936                       13,031
09/30/94                            12,952                                           13,063                       13,241
10/31/94                            12,799                                           12,693                       12,878
11/30/94                            12,840                                           12,822                       12,969
12/31/94                            11,854                                           11,968                       12,160
01/31/95                            11,315                                           11,554                       11,935
02/28/95                            10,948                                           10,952                       11,152
03/31/95                            10,604                                           10,643                       10,811
04/30/95                            11,489                                           11,785                       11,949
05/31/95                            12,370                                           12,824                       12,932
06/30/95                            12,577                                           13,073                       13,223
07/31/95                            12,509                                           13,082                       13,274
08/31/95                            12,828                                           13,391                       13,508
09/30/95                            13,205                                           13,852                       14,093
10/31/95                            13,159                                           13,710                       13,938

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
HIGH INCOME FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE J.P. MORGAN EMERGING MARKETS BRADY BOND INDEX AND THE SALOMON BROTHERS BRADY BOND INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 31.59% AND AN AVERAGE ANNUAL TOTAL RETURN OF 9.5%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

  SHARE                    WITHOUT SALES CHARGE          WITH SALES CHARGE++
                                         LIFE OF                       LIFE OF
  CLASS                   1 YEAR          FUND          1 YEAR          FUND

  CLASS A*                   2.81%         11.28%         -2.07%          9.50%

  CLASS B*                   2.07%         10.53%         -2.59%          9.99%

  ADVISOR CLASS**             N/A           6.54%           N/A            N/A

  * The Fund began operations on October 22, 1992.

 ** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHIC ALLOCATION OF NET ASSETS
            AS OF OCTOBER 31, 1995
LATIN AMERICA                                        52.9%
EUROPE                                               19.7%
AFRICA                                               12.4%
ASIA-PACIFIC                                          9.0%
UNITED STATES                                         6.0%

          ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

G.T. GLOBAL
HIGH INCOME
FUND

FINANCIAL
STATEMENTS

                          G.T. GLOBAL HIGH INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global High Income Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global High Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global High Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                          G.T. GLOBAL HIGH INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global High Income Portfolio (cost
   $349,571,820) (Note 1)...........................     $358,680,666
  Receivable for Fund shares sold...................        2,159,244
  Unamortized organizational costs (Note 1).........           60,379
                                                         ------------
    Total assets....................................      360,900,289
                                                         ------------
Liabilities:
  Payable for Fund shares repurchased...............        1,988,431
  Payable for service and distribution expenses
   (Note 2).........................................          216,771
  Payable for printing and postage expenses.........           98,101
  Payable for administration fees (Note 2)..........           76,834
  Payable for transfer agent fees (Note 2)..........           55,188
  Payable for professional fees.....................           26,550
  Payable for registration and filing fees..........           22,725
  Payable for fund accounting fees (Note 2).........            7,738
  Payable for insurance expenses....................            3,452
  Payable for Directors' fees and expenses (Note
   2)...............................................            2,297
  Other accrued expenses............................           39,875
                                                         ------------
    Total liabilities...............................        2,537,962
                                                         ------------
Net assets..........................................     $358,362,327
                                                         ------------
                                                         ------------
Class A:
Net asset value and redemption price per share
 ($142,001,916 DIVIDED BY 12,132,732 shares
 outstanding).......................................     $      11.70
                                                         ------------
                                                         ------------
Maximum offering price per share
 (100/95.25 of $11.70) *............................     $      12.28
                                                         ------------
                                                         ------------
Class B:+
Net asset value and offering price per share
 ($214,897,134 DIVIDED BY 18,379,051 shares
 outstanding).......................................     $      11.69
                                                         ------------
                                                         ------------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share
 ($1,463,277 DIVIDED BY 124,997 shares
 outstanding).......................................     $      11.71
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital (Note 3)..........................     $408,061,273
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (58,807,792)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global High Income Portfolio.....................            6,235
  Net unrealized appreciation of investments --
   Global High Income Portfolio.....................        9,102,611
                                                         ------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $358,362,327
                                                         ------------
                                                         ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HIGH INCOME FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Interest income -- Global High Income Portfolio.............     $ 46,834,087
                                                                   ------------
    Total investment income...................................       46,834,087
                                                                   ------------
Expenses:
  Expenses -- Global High Income Portfolio....................        2,696,978
  Service and distribution expenses: (Note 2)
    Class A..................................     $    486,107
    Class B..................................        2,048,951        2,535,058
                                                  ------------
  Administration fees (Note 2)................................          860,884
  Transfer agent fees (Note 2)................................          657,200
  Printing and postage expenses...............................          202,425
  Registration and filing fees................................          131,000
  Audit fees..................................................           92,260
  Fund accounting fees (Note 2)...............................           79,660
  Legal fees..................................................           32,958
  Amortization of organization costs (Note 1).................           29,802
  Directors' fees and expenses (Note 2).......................           15,950
  Insurance expenses..........................................            7,477
  Other expenses..............................................            1,000
                                                                   ------------
  Total expenses..............................................        7,342,652
                                                                   ------------
Net investment income.........................................       39,491,435
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies:
  Net realized loss on investments -- Global
   High Income Portfolio.....................      (61,405,151)
  Net realized loss on foreign currency
   transactions -- Global High Income
   Portfolio.................................         (707,803)
                                                  ------------
    Net realized loss during the year.........................      (62,112,954)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global High Income
   Portfolio.................................             (302)
  Net change in unrealized appreciation of
   investments -- Global High Income
   Portfolio.................................       24,969,833
                                                  ------------
    Net unrealized appreciation during the year...............       24,969,531
                                                                   ------------
Net realized and unrealized loss on investments and foreign
 currencies...................................................      (37,143,423)
                                                                   ------------
Net increase in net assets resulting from operations..........     $  2,348,012
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HIGH INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $  39,491,435          $  23,589,347
  Net realized loss on investments and
   foreign currency transactions -- Global
   High Income Portfolio.....................         (62,112,954)              (170,977)
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies --
   Global High Income Portfolio..............                (302)              (517,677)
  Net change in unrealized appreciation
   (depreciation) of investments -- Global
   High Income Portfolio.....................          24,969,833            (39,147,066)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           2,348,012            (16,246,373)
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................         (12,528,224)           (11,509,080)
  From net realized gain on investments......            (474,126)            (3,211,912)
  In excess of net realized gain on
   investments...............................                  --             (2,599,203)
  Return of capital..........................            (737,846)                    --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................         (17,274,071)           (12,080,267)
  From net realized gain on investments......            (622,059)            (3,255,413)
  In excess of net realized gain on
   investments...............................                  --             (2,634,405)
  Return of capital..........................          (1,015,555)                    --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (54,186)                    --
  Return of capital..........................              (3,075)                    --
                                                  -----------------      -----------------
    Total distributions......................         (32,709,142)           (35,290,280)
                                                  -----------------      -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         418,666,106            644,572,576
  Decrease from capital shares repurchased...        (430,339,278)          (462,844,981)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (11,673,172)           181,727,595
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (42,034,302)           130,190,942
Net assets:
  Beginning of year..........................         400,396,629            270,205,687
                                                  -----------------      -----------------
  End of year................................       $ 358,362,327          $ 400,396,629
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HIGH INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CLASS A+
                                          -------------------------------------------------------
                                                                                   OCTOBER 22,
                                                                                       1992
                                                                                  (COMMENCEMENT
                                                                                  OF OPERATIONS)
                                                 YEAR ENDED OCTOBER 31,                 TO
                                          -------------------------------------    OCTOBER 31,
                                             1995        1994(e)      1993(e)          1992
                                          -----------  -----------  -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.56   $    14.92   $    11.43      $   11.43
                                          -----------  -----------  -----------       -------
Income from investment operations:
  Net investment income.................        1.35         0.94         0.78             --
  Net realized and unrealized gain
   (loss) on investments................       (1.09)       (1.87)        3.92             --
                                          -----------  -----------  -----------       -------
    Net increase (decrease) from
     investment operations..............        0.26        (0.93)        4.70             --
                                          -----------  -----------  -----------       -------
Distributions to shareholders:
  From net investment income............       (1.03)       (0.94)       (0.78)            --
  From net realized gain on
   investments..........................       (0.03)       (0.27)          --             --
  In excess of net realized gain on
   investments..........................          --        (0.22)          --             --
  From sources other than net investment
   income...............................          --           --        (0.43)            --
  Return of capital.....................       (0.06)          --           --             --
                                          -----------  -----------  -----------       -------
    Total distributions.................       (1.12)       (1.43)       (1.21)            --
                                          -----------  -----------  -----------       -------
Net asset value, end of period..........  $    11.70   $    12.56   $    14.92      $   11.43
                                          -----------  -----------  -----------       -------
                                          -----------  -----------  -----------       -------
Total investment return (d).............        2.81%       (6.45)%       43.6%            -- %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  142,002   $  167,974   $  143,171      $     207
Ratio of net investment income to
 average net assets.....................       11.85%         7.0%         6.4%           N/A(c)
Ratio of expenses to average net
 assets.................................        1.75%        1.57%         2.2%           N/A(c)
Ratio of interest expense to average net
 assets.................................         N/A         0.22%         N/A            N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor class shares.
(a)  Not annualized.
(b)  Annualized.
(c)  Ratios not meaningful due to short period of operation.
(d)  Total investment return does not include sales charges.
(e) These selected per share data were calculated based upon weighted average shares during the year.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HIGH INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CLASS B++
                                          -------------------------------------------------------
                                                                                   OCTOBER 22,        ADVISOR
                                                                                       1992          CLASS+++
                                                                                  (COMMENCEMENT    -------------
                                                                                  OF OPERATIONS)   JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,                 TO              TO
                                          -------------------------------------    OCTOBER 31,      OCTOBER 31,
                                             1995        1994(e)      1993(e)          1992            1995
                                          -----------  -----------  -----------  ----------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.56   $    14.90   $    11.43      $   11.43        $   11.44
                                          -----------  -----------  -----------       -------      -------------
Income from investment operations:
  Net investment income.................        1.27         0.86         0.70             --             0.57
  Net realized and unrealized gain
   (loss) on investments................       (1.09)       (1.85)        3.90             --             0.17
                                          -----------  -----------  -----------       -------      -------------
    Net increase (decrease) from
     investment operations..............        0.18        (0.99)        4.60             --             0.74
                                          -----------  -----------  -----------       -------      -------------
Distributions to shareholders:
  From net investment income............       (0.96)       (0.86)       (0.70)            --            (0.44)
  From net realized gain on
   investments..........................       (0.03)       (0.27)          --             --               --
  In excess of net realized gain on
   investments..........................          --        (0.22)          --             --               --
  From sources other than net investment
   income...............................          --           --        (0.43)            --               --
  Return of capital.....................       (0.06)          --           --             --            (0.03)
                                          -----------  -----------  -----------       -------      -------------
    Total distributions.................       (1.05)       (1.35)       (1.13)            --            (0.47)
                                          -----------  -----------  -----------       -------      -------------
Net asset value, end of period..........  $    11.69   $    12.56   $    14.90      $   11.43        $   11.71
                                          -----------  -----------  -----------       -------      -------------
                                          -----------  -----------  -----------       -------      -------------
Total investment return (d).............        2.07%       (6.99)%       42.6%            -- %(a)        6.54%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  214,897   $  232,423   $  127,035      $      53        $   1,463
Ratio of net investment income to
 average net assets.....................       11.20%        6.35%         5.8%           N/A(c)         12.20%(b)
Ratio of expenses to average net
 assets.................................        2.40%        2.22%         2.8%           N/A(c)          1.40%(b)
Ratio of interest expense to average net
 assets.................................         N/A         0.22%         N/A            N/A              N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor class shares.
(a)  Not annualized.
(b)  Annualized.
(c)  Ratios not meaningful due to short period of operation.
(d)  Total investment return does not include sales charges.
(e) These selected per share data were calculated based upon weighted average shares during the year.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HIGH INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global High Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,325,425 which expires in 2003.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's

                          G.T. GLOBAL HIGH INCOME FUND
distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $67,403 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $61,729 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $1,276,245. In addition, G.T. Global makes on-going shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $22,563 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund;

                          G.T. GLOBAL HIGH INCOME FUND
200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                        YEAR ENDED                    YEAR ENDED
                                     OCTOBER 31, 1995              OCTOBER 31, 1994
                                ---------------------------   ---------------------------
CLASS A:                          SHARES         AMOUNT         SHARES         AMOUNT
------------------------------  -----------   -------------   -----------   -------------
Shares sold...................   25,003,318   $ 280,486,242    25,772,262   $ 337,096,408
Shares issued in connection
  with reinvestment of
  distributions...............      682,971       7,764,542       908,473      12,121,929
                                -----------   -------------   -----------   -------------
                                 25,686,289     288,250,784    26,680,735     349,218,337
Shares repurchased............  (26,927,729)   (301,862,112)  (22,900,774)   (305,091,442)
                                -----------   -------------   -----------   -------------
Net increase (decrease).......   (1,241,440)  $ (13,611,328)    3,779,961   $  44,126,895
                                -----------   -------------   -----------   -------------
                                -----------   -------------   -----------   -------------


                                        YEAR ENDED                    YEAR ENDED
                                     OCTOBER 31, 1995              OCTOBER 31, 1994
                                ---------------------------   ---------------------------
CLASS B:                          SHARES         AMOUNT         SHARES         AMOUNT
------------------------------  -----------   -------------   -----------   -------------
Shares sold...................   10,582,935   $ 119,426,735    21,671,430   $ 286,814,947
Shares issued in connection
  with reinvestment of
  distributions...............      826,797       9,372,626       646,902       8,539,292
                                -----------   -------------   -----------   -------------
                                 11,409,732     128,799,361    22,318,332     295,354,239
Shares repurchased............  (11,542,431)   (128,317,008)  (12,332,246)   (157,753,539)
                                -----------   -------------   -----------   -------------
Net increase (decrease).......     (132,699)  $     482,353     9,986,086   $ 137,600,700
                                -----------   -------------   -----------   -------------
                                -----------   -------------   -----------   -------------

                                       JUNE 1, 1995
                                 (COMMENCEMENT OF SALE OF
                                SHARES) TO OCTOBER 31, 1995
                                ---------------------------
ADVISOR CLASS:                    SHARES         AMOUNT
------------------------------  -----------   -------------
Shares sold...................      133,919   $   1,558,699
Shares issued in connection
  with reinvestment of
  distributions...............        4,923          57,262
                                -----------   -------------
                                    138,842       1,615,961
Shares repurchased............      (13,845)       (160,158)
                                -----------   -------------
Net increase..................      124,997   $   1,455,803
                                -----------   -------------
                                -----------   -------------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.," and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $334,343 as capital gain dividends for the fiscal year ended October 31, 1995.

                          GLOBAL HIGH INCOME PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of Global High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Global High Income Portfolio, including the portfolio of investments as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global High Income Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                          GLOBAL HIGH INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                         Principal         Market        % of Net
Fixed Income Investments                                    Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (70.7%)
  Argentina (10.7%)
    Republic of Argentina:
      Par Bond, 5% due 3/31/23=/= ........................   USD           35,000,000   $ 16,712,500         4.7
      Discount Bond, 6.875% due 3/31/23+ .................   USD           17,100,000      9,640,125         2.7
      BOCON Pre 2, 5.83% due 4/1/01[.] + .................   USD            5,676,301      4,631,910         1.3
      8.375% due 12/20/03 ................................   USD            6,240,000      4,539,600         1.3
      Floating Rate Bond, 6.8125% due 3/31/05+ ...........   USD            4,500,000      2,666,250         0.7
  Brazil (13.2%)
    Federal Republic of Brazil:
      Par Z-L Bond, 4.25% due 4/15/24=/= .................   USD           32,400,000     15,714,000         4.4
      C Bond, 4% due 4/15/14 (Effective rate at year end
       is 6.035%, including "payment-in-kind" shares.)[.]
       =/= ...............................................   USD           26,530,200     13,497,239         3.8
      New Money Bond Series L, 6.875% due 4/15/09+ .......   USD           10,500,000      6,168,750         1.7
      Debt Conversion Bond Series L, 6.875% due
       4/15/12+ ..........................................   USD           11,000,000      6,036,250         1.7
      IDU Notes, 6.6875% due 1/1/01+ .....................   USD            6,536,000      5,580,110         1.6
  Bulgaria (4.8%)
    Bulgaria:
      Discount Bond Series A, 6.75% due 7/28/24 -
       Euro+  ............................................   USD           13,032,000      6,564,870         1.8
      Front Loaded Interest Reduction Bond Series A, 2%
       due 7/28/12=/= ....................................   USD           21,000,000      5,880,000         1.6
      Discount Bond Series A, 6.75% due 7/28/24 - 144A+
       {.} ...............................................   USD            7,468,426      3,762,220         1.0
    Discount Bond Series B, 7.25% due 7/28/24 - Euro+ ....   USD            3,000,000      1,518,750         0.4
  Costa Rica (2.4%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.76563% due 5/21/05+ ......   USD            8,876,432      7,056,763         2.0
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            2,700,000      1,579,500         0.4
  Ecuador (4.1%)
    Ecuador:
      Par Bond, 3% due 2/28/25 - 144A=/= {.} .............   USD           17,000,000      5,652,500         1.6
      Par Bond, 3% due 2/28/25 - Euro=/= .................   USD           10,750,000      3,574,375         1.0
      Past Due Interest Bond, 3% due 2/27/15 - 144A
       (Effective rate at year end is 4.27%, including
       "payment-in-kind" shares.)[.] + {.}  ..............   USD            8,883,865      2,953,885         0.8
      Discount Bond, 6.8125% due 2/28/25 - Euro+ .........   USD            3,500,000      1,741,250         0.5
      Earned Interest Bond, 6.75% due 12/21/04 - 144A+
       {.} ...............................................   USD            1,330,875        805,179         0.2
  Mexico (8.3%)
    United Mexican States:
      Par Bond Series B, 6.25% due 12/31/19+/+ ...........   USD           30,250,000     17,828,594         5.0
      Par Bond Series A, 6.25% due 12/31/19+/+ ...........   USD           15,500,000      9,135,313         2.5
      Discount Bond Series A, 6.76563% due 12/31/19+
       +/+ ...............................................   USD            4,500,000      3,015,000         0.8

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                         Principal         Market        % of Net
Fixed Income Investments                                    Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Nigeria (3.9%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20=/= +/+  ....................................   USD           28,750,000   $ 13,458,594         3.7
    Nigeria Promissory Notes, 5.092% due 1/5/10=/=  ......   USD            2,500,000        912,500         0.2
  Panama (0.5%)
    Panama, Interest Reduction Bond, When-issued - 3.5%,
     due 6/30/14 - 144A=/= {.} -/- .......................   USD            4,700,000      1,809,500         0.5
  Philippines (3.9%)
    Central Bank of the Philippines:
      Par Bond Series B, 5.75% due 12/1/17=/= ............   USD           16,000,000     11,740,000         3.3
      Front Loaded Interest Reduction Bond Series B, 5%
       due 6/1/08=/= .....................................   USD            3,000,000      2,295,000         0.6
  Poland (10.1%)
    Poland:
      Past Due Interest Bond, 3.75% due 10/27/14 - 144A=/=
       {.} ...............................................   USD           25,162,000     15,914,965         4.4
      Discount Bond, 6.875% due 10/27/24 - Euro+ .........   USD           19,967,000     15,299,714         4.3
      Past Due Interest Bond, 3.75% due 10/27/14 -
       Euro=/= ...........................................   USD            8,000,000      5,160,000         1.4
  South Africa (3.2%)
    Republic of South Africa:
      11.5% due 5/30/00  .................................   ZAR           30,050,000      7,442,247         2.1
      9.625% due 12/15/99 ................................   USD            3,600,000      3,834,000         1.1
  Uruguay (1.5%)
    Banco Central del Uruguay:
      New Money Bond, 6.875% due 2/18/06+ ................   USD            3,750,000      2,718,750         0.8
      Par Bond Series A, 6.75% due 2/18/21+/+ ............   USD            2,290,000      1,431,250         0.4
      Par Bond Series B, 6.75% due 2/18/21+/+ ............   USD            1,500,000        937,500         0.3
  Venezuela (4.1%)
    Republic of Venezuela:
      Discount Bond Series A, 6.6875% due 3/31/20+ +/+ ...   USD            9,925,000      5,260,250         1.5
      Discount Bond Series B, 6.9375% due 3/31/20+ +/+ ...   USD            7,000,000      3,710,000         1.0
      Par Bond Series A, 6.75% due 3/31/20+/+ ............   USD            5,750,000      2,972,031         0.8
      Front Loaded Interest Reduction Bond Series A,
       6.8125% due 3/31/07+ ..............................   USD            2,750,000      1,381,875         0.4
      Par Bond Series B, 6.75% due 3/31/20+/+ ............   USD            2,500,000      1,292,188         0.4
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $242,911,251) ...........................................                               253,825,297
                                                                                        ------------
Sovereign Debt (11.5%)
  Morocco (4.7%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.6875%
     due 1/1/09+  ........................................   USD           28,000,000     16,712,500         4.7
  Peru (2.0%)
    Peru Loan Agreement ** -/- ...........................   USD            9,200,000      6,348,000         1.8
    Peru Loan Agreement (Citibank Issued) ** -/-  ........   USD            1,000,000        690,000         0.2
  Russia (4.8%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement ** -/- ...............................   USD           53,000,000     17,157,425         4.8
                                                                                        ------------
Total Sovereign Debt (cost $39,833,286) ..................                                40,907,925
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                         Principal         Market        % of Net
Fixed Income Investments                                    Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (6.4%)
  Brazil (0.8%)
    Banco BCN - BCN Leasing, 11% due 6/9/97 - 144A{.} ....   USD            3,000,000   $  2,955,000         0.8
  Colombia (0.4%)
    Oleoducto Central S.A. (OCENSA), 9.35% due 9/1/05 -
     144A{.} .............................................   USD            1,500,000      1,511,250         0.4
  Hong Kong (0.4%)
    Pacific Concord Finance Ltd., Convertible Bond, 4.75%
     due 12/10/98 ........................................   USD            2,000,000      1,590,000         0.4
  India (0.2%)
    Reliance Industries Ltd., 8.125% due 9/27/05 -
     144A{.} .............................................   USD              700,000        705,250         0.2
  Indonesia (2.6%)
    PT Polysindo Eka Perkasa, effective yield 23.23%, due
     7/27/97 .............................................   IDR       12,000,000,000      3,766,520         1.0
    Dharmala Sakti Sejahtera Promissory Note, effective
     yield 23.10%, due 6/9/97 ............................   IDR        9,000,000,000      2,892,291         0.8
    PT Tjiwi Kimia, 13.25% due 8/1/01 ....................   USD            1,000,000      1,097,500         0.3
    Asia Pulp & Paper International Finance Co., Ltd.,
     11.75% due 10/1/05  .................................   USD            1,000,000      1,025,939         0.3
    PT Indah Kiat, 8.875% due 11/1/00  ...................   USD              800,000        768,000         0.2
  Malaysia (0.5%)
    Aokam Perdana Bhd., Convertible Bond, 3.5% due
     6/13/04 .............................................   USD            2,000,000      1,630,000         0.5
  Philippines (0.9%)
    Philippine Long Distance Telephone, 9.875% due
     8/1/05 ..............................................   USD            2,000,000      2,085,000         0.6
    Philippine National Power, 9% due 7/5/02 .............   USD            1,000,000      1,030,000         0.3
  South Africa (0.6%)
    Sappi BVI Finance Ltd., Convertible Bond, 7.5% due
     8/1/02 - 144A{.} ....................................   USD            2,000,000      2,030,000         0.6
                                                                                        ------------
Total Corporate Bonds (cost $23,474,518)  ................                                23,086,750
                                                                                        ------------
Structured Notes (1.2%)
  Argentina (1.2%)
    Republic of Argentina, BOCON Pre 2 Linked Note,
     13.875%due 4/2/01 (Issued by Bankers Trust New York
     Corporation. The underlying asset is Republic of
     Argentina BOCON Pre 2.) (cost $5,000,000)  ..........   USD            5,000,000      4,259,500         1.2
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $311,219,055) .......                               322,079,472        89.8
                                                                                        ------------       -----

                                                                         Principal         Market        % of Net
Short-Term Investments                                      Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Treasury Bills (3.7%)
  Mexico (3.7%)
    Mexican Cetes: .......................................   MXN                   --             --         3.7
      Effective yield 47.33%, due 3/20/96  ...............   --            54,000,000      6,405,219          --
      Effective yield 47.57%, due 3/28/96  ...............   --            31,000,000      3,641,716          --
      Effective yield 45.14%, due 9/26/96  ...............   --            33,500,000      3,328,027          --
                                                                                        ------------
Total Treasury Bills (cost $15,091,791)  .................                                13,374,962
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                         Principal         Market        % of Net
Short-Term Investments                                      Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (0.5%)
  Indonesia (0.5%)
    PT Indah Kiat Pulp & Paper Corp., effective
     yield16.88%, due 3/21/96 (cost $1,693,821)   ........   IDR        4,000,000,000   $  1,652,844         0.5
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $16,785,612) ..........                                15,027,806         4.2
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield
   of 5.80% collateralized by $3,640,000 U.S. Treasury
   Strips, due 2/15/02 (market value of collateral is
   $2,519,129, including accrued interest). (cost
   $2,438,393)  ..........................................                                 2,438,393         0.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $330,443,060) ....................                               339,545,671        94.7
Other Assets and Liabilities .............................                                19,135,095         5.3
                                                                                        ------------       -----

NET ASSETS ...............................................                              $358,680,766       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $358,680,766.
          + The coupon rate shown on floating rate note represents the rate at period end.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) shares.
        =/= The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $334,925,427 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,054,207
                 Unrealized depreciation:           (12,433,963)
                                                  -------------
                 Net unrealized appreciation:     $   4,620,244
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $330,443,060) (Note 1)...........................     $339,545,671
  U.S. currency.....................................              658
  Receivable for securities sold....................       14,709,780
  Interest receivable...............................        9,226,637
  Unamortized organizational costs (Note 1).........            9,886
                                                         ------------
    Total assets....................................      363,492,632
                                                         ------------
Liabilities:
  Payable for securities purchased..................        4,448,672
  Payable for investment management and
   administration fees (Note 2).....................          209,120
  Payable for custodian fees (Note 1)...............           25,012
  Payable for printing and postage expenses.........           22,733
  Payable for professional fees.....................           19,894
  Payable for Trustees' fees and expenses (Note
   2)...............................................            2,815
  Other accrued expenses............................           83,620
                                                         ------------
    Total liabilities...............................        4,811,866
                                                         ------------
Net assets..........................................     $358,680,766
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital...................................     $323,645,829
  Undistributed net investment income...............       78,582,766
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (52,656,675)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....            6,235
  Net unrealized appreciation of investments........        9,102,611
                                                         ------------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $358,680,766
                                                         ------------
                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income (net of foreign withholding tax of
   $37,276)...................................................     $ 46,834,087
                                                                   ------------
    Total investment income...................................       46,834,087
                                                                   ------------
Expenses:
  Investment management and administration fees (Note 2)......        2,411,786
  Custodian fees (Note 1).....................................          230,918
  Legal fees..................................................           16,972
  Audit fees..................................................           15,550
  Trustees' fees and expenses (Note 2)........................            6,935
  Amortization of organization costs (Note 1).................            4,997
  Printing and postage expenses...............................            2,520
  Other expenses..............................................            7,300
                                                                   ------------
  Total expenses..............................................        2,696,978
                                                                   ------------
Net investment income.........................................       44,137,109
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $(61,405,151)
  Net realized loss on foreign currency
   transactions..............................         (707,803)
                                                  ------------
    Net realized loss during the year.........................      (62,112,954)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................             (302)
  Net change in unrealized appreciation of
   investments...............................       24,969,840
                                                  ------------
    Net unrealized appreciation during the year...............       24,969,538
                                                                   ------------
Net realized and unrealized loss on investments and foreign
 currencies...................................................      (37,143,416)
                                                                   ------------
Net increase in net assets resulting from operations..........     $  6,993,693
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $  44,137,109          $  27,856,747
  Net realized loss on investments and
   foreign currency transactions.............         (62,112,954)              (170,977)
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....                (302)              (517,677)
  Net change in unrealized appreciation
   (depreciation) of investments.............          24,969,840            (39,147,073)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           6,993,693            (11,978,980)
Beneficial interest transactions:
  Contributions..............................         322,934,028            632,988,502
  Withdrawals................................        (372,158,223)          (476,837,876)
                                                  -----------------      -----------------
    Net increase (decrease) from beneficial
     interest transactions...................         (49,224,195)           156,150,626
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (42,230,502)           144,171,646
Net assets:
  Beginning of year..........................         400,911,268            256,739,622
                                                  -----------------      -----------------
  End of year................................       $ 358,680,766          $ 400,911,268
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                                                   OCTOBER 22, 1992
                                                 YEAR ENDED OCTOBER 31,            (COMMENCEMENT OF
                                          -------------------------------------     OPERATIONS) TO
                                             1995         1994         1993        OCTOBER 31, 1992
                                          -----------  -----------  -----------  --------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  358,681   $  400,911   $  256,740        $     200
Ratio of net investment income to
 average net assets.....................        12.8%        7.93%         8.0%             N/A(a)
Ratio of expenses to average net
 assets.................................        0.78%        0.72%         0.9%             N/A(a)
Ratio of interest expense to average net
 assets.................................         N/A         0.22%         N/A              N/A
Portfolio turnover rate.................         213%         178%         195%            none

----------------

(a)  Ratios are not meaningful due to short period of operation.

    The accompanying notes are an integral part of the financial statements.

                          GLOBAL HIGH INCOME PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global High Income Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATIONS
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

                          GLOBAL HIGH INCOME PORTFOLIO

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the bond market and to fluctuations in currency values or interest rates.

                          GLOBAL HIGH INCOME PORTFOLIO

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan, and is maintained at this level during the period of the loan. For the year ended October 31, 1995, the Portfolio received fees of $929 which were used to reduce the Fund's custodian fees. At October 31, 1995, there were no securities on loan to brokers.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $25,000. These expenses are being amortized on a straightline basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global High Income Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $528,728,519 and $504,864,711, respectively. Purchases and sales of U.S. government obligations by the Portfolio aggregated $128,514,376 and $145,460,470, respectively.

                          GLOBAL HIGH INCOME PORTFOLIO

4. WRITTEN OPTIONS:
The Portfolio's written options contract activity for the year ended October 31, 1995 was as follows:

                      COVERED CALL AND PUT OPTIONS WRITTEN

                                                                              UNDERLYING
                                                                                NOMINAL
                                                                                AMOUNT           PREMIUMS
                                                                             -------------      -----------
Options outstanding at October 31, 1994....................................             0       $        0
Options written............................................................    12,500,000          111,000
Options cancelled in closing purchase transactions.........................             0                0
Options expired prior to exercise..........................................   (12,500,000)        (111,000)
Options exercised..........................................................             0                0
                                                                             -------------      -----------
Options outstanding at October 31, 1995....................................             0       $        0
                                                                             -------------      -----------
                                                                             -------------      -----------

                          GLOBAL HIGH INCOME PORTFOLIO

                                     NOTES

--------------------------------------------------------------------------------

                           GT GLOBAL HIGH INCOME FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. GLOBAL HIGH INCOME FUND